EXHIBIT 10.40

OMNIBUS AMENDMENT NO.1

THIS OMNIBUS AMENDMENT NO. 1 (this “Amendment”) is made and entered into as of June 14, 2005, among XPRESS RECEIVABLES, LLC, a Nevada limited liability company (together with its successors and permitted assigns, “Borrower”), U.S. XPRESS, INC., a Nevada corporation (“U.S. Xpress”), and XPRESS GLOBAL SYSTEMS, INC., a Georgia corporation (“Global”) in their capacity as the initial servicers (each, in such capacity, together with its successors and permitted assigns in such capacity, a “Servicer” and collectively, the “Servicers”), THREE PILLARS FUNDING LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Lender”), and SUNTRUST CAPITAL MARKETS, INC., a Tennessee corporation, as agent and administrator for Lender (in such capacity, together with its successor and assigns in such capacity, the “Administrator”), with respect to (a) that certain Loan Agreement dated as of October 14, 2004 by and among the parties hereto (as amended from time to time, the “Loan Agreement”), and (b) that certain Receivables Sale Agreement dated as of October 14, 2004, by and between U.S. Xpress and Global, as sellers (in such capacity, the “Originators”), and Borrower, as buyer (as amended from time to time, the “Receivables Sale Agreement” and, together with the Loan Agreement, the “Agreements”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreements.

BACKGROUND

A.         Borrower has requested certain amendments to the Agreements, and

B.         Lender is willing to agree to such amendments on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

1.	Amendments.

1.1.       The definition of “Concentration Limit” in the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Concentration Limit” means:

(a) for any Obligor whose short term unsecured debt ratings are (i) at least both “A-1+” from S&P and “P-1” from Moody’s, 10.0% of the aggregate Unpaid Balance of all Eligible Receivables; or (ii) at least both “A-3” from S&P and “P-3” from Moody’s, 6.0% of the aggregate Unpaid Balance of all Eligible   Receivables; or

(b) for any Obligor who does not have short term unsecured debt ratings from both S&P and Moody’s of at least the levels set forth in clause (a)(ii) above but who has long term unsecured debt ratings from both S&P and Moody’s which are (i) greater than or equal to both “AA-” by S&P and “Aa3” by Moody’s, 10.0% of the aggregate Unpaid Balance of all Eligible Receivables; or (ii) greater than or equal to both “BBB-” by S&P and “Baa3” by Moody’s and less than or equal to “A-” by S&P and “A3” by Moody’s, 6.0% of the aggregate Unpaid Balance of all Eligible Receivables;

(c) for any other Obligor, 3.0% of the aggregate Unpaid Balance of all Eligible Receivables;

provided that (1) the limitations set forth in the foregoing clauses (a)-(c) shall apply to each specified Obligor and its Affiliates, considered as if they were one and the same Person, and (2) in the event that any Obligor has both long-term and short-term unsecured debt ratings from both S&P and Moody’s that are covered under the foregoing clauses (a) and (b), the short-term debt ratings under clause (a) above shall control.

1.2.       The definition of “Receivable” in the Receivables Sale Agreement is hereby amended and restated in its entirety to read as follows:

“Receivable” means all indebtedness and other obligations owed to an Originator at the times it arises, and before giving effect to any transfer or conveyance under the Agreement (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising from the provision of services by such Originator and further includes, without limitation, the applicable Obligor’s obligation to pay any Finance Charges, freight charges and other obligations of such Obligor with respect thereto; provided, however, in no event shall “Receivable” include any indebtedness or other obligation arising from such Originator’s discontinued airport-to-airport operation or discontinued airline services operation. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the Obligor or applicable Originator treats such indebtedness, rights or obligations as a separate payment obligation.

1.3.       Each of Administrator, Lender and Borrower hereby releases any security interest or ownership interest that it may have in the indebtedness and other obligations arising from the Originators’ discontinued airport-to-airport and airline services operations.

2.          Representations and Warranties. In order to induce the other parties to enter into this Amendment, Borrower hereby represents and warrants to the other parties as to itself, and each of U.S. Xpress and Global hereby represents and warrants to Administrator and Lender as to itself, that (i) each of its representations and warranties set forth in Article VIII of the Loan Agreement and, as applicable, each of its representations and warranties set forth in

Article II of the Receivables Sale Agreement, is true and correct on and as of the date hereof, (ii) no Significant Event or Unmatured Significant Event has occurred and is continuing or shall exist after giving effect to this Amendment, (iii) no Servicer Event of Default has occurred and is continuing, and (iv) no Termination Event or Unmatured Termination Event has occurred and is continuing or shall exist after giving effect to this Amendment.

3.          Conditions Precedent. This Amendment shall become retroactively effective as of June 1, 2005 when Administrator shall have received counterparts hereof duly authorized and executed by each of the parties hereto.

4.          Continuing Effect. Except as expressly amended above, each of the Agreements remains unaltered and in full force and effect and is hereby ratified and confirmed.

5.          Binding Effect. This Amendment shall become effective when it shall have been executed and delivered by each of the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

6.          Expenses. Borrower agrees to pay all reasonable costs and expenses incurred by Lender and Administrator in connection with the preparation, execution, delivery, administration and enforcement of, or any breach of this Amendment, including without limitation the reasonable fees and expenses of counsel.

7.          GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

8.          Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

Xpress Receivables, LLC

By: /s/ Ray M. Harlin
Name: Ray M. Harlin Title: Manager

U.S. XPRESS, INC.

By: /s/ Ray M. Harlin Name: Ray M. Harlin Title: Assistant Secretary

XPRESS GLOBAL SYSTEMS, INC.

By: /s/ Ray M. Harlin Name: Ray M. Harlin Title: Assistant Secretary

THREE PILLARS FUNDING LLC

By: /s/ Doris J. Hearn Name: Doris J. Hearn Title: Vice President

SUNTRUST CAPITAL MARKETS, INC., AS ADMINISTRATOR

By: /s/ Peter C. Vaky Name: Peter C. Vaky Title: Managing Director